EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 2/1/09 through 2/28/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Erin D. Pickens	Date: April 3, 2009
Signature of Authorized Individual

Erin D. Pickens	CFO, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

 TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Developmen Company LLC
ASSETS
REAL ESTATE INVENTORY	$2,308,424	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	10,280,554
RESTRICTED CASH	254,255
GOODWILL	1,222,893	1,469,450
CONTRACTS RECEIVABLE	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,976,687	12,696
DUE FROM AFFILIATE	534,879,741
PREPAID EXPENSES	2,030,048
DEPOSITS AND OTHER ASSETS	5,695,256	30,024
INVESTMENTS IN SUBSIDIARIES	(185,294,155)		(62,052,237)	(54,393,938)	(29,652,425)
DEFERRED TAX ASSET	-
DEFERRED FINANCING EXPENSES	3,729,180

TOTAL ASSETS	$377,082,882	$1,512,170	$(62,052,237)	$(54,393,938)	$(29,652,425)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$169,855,139
ACCRUED PROPERTY TAXES	-
ACCRUED INTEREST	5,520,295
ACCOUNTS PAYABLE TRADE	1,175,241
DUE TO AFFILIATE	432,392,326
ACCOUNTS PAYABLE AND OTHER LIABILITIES	20,064,259	105,170
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	629,007,260	105,170	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(251,924,377)	1,407,000	(62,052,237)	(54,343,938)	(29,652,425)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$377,082,882	$1,512,170	$(62,052,237)	$(54,393,938)	$(29,652,425)

	(193,964,072)	RE of consolidated subs
	8,669,917	Investment in Keane Stud
	(185,294,155)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
CONTRACTS RECEIVABLE
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(483,840)	14,770	(1,521)	(150,563)	(3,845,434)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(483,840)	$14,770	$(1,521)	$(150,563)	$(3,845,434)

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE
ACCRUED PROPERTY TAXES
ACCRUED INTEREST
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(483,840)	14,770	(1,521)	(150,563)	(3,845,434)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(483,840)	$14,770	$(1,521)	$(150,563)	$(3,845,434)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon. LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$18,541,064	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,438,316	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,051,556)	-

NET RENTAL REAL ESTATE	-	-	-	29,395,885	-

CASH AND CASH EQUIVALENTS		300	-	358,830	-
RESTRICTED CASH		-	-	42,639	-
GOODWILL		-	-	-	-
CONTRACTS RECEIVABLE		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	10,019	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,867	-	-	-
PREPAID EXPENSES		347	278	43,018	278
DEPOSITS AND OTHER ASSETS		-	-	35,460	688,352
INVESTMENTS IN SUBSIDIARIES	50,944	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	52,364

TOTAL ASSETS	$50,944	$1,553,514	$18,541,342	$29,885,851	$3,950,345

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE		$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED PROPERTY TAXES		1,869	19,475	364,701	-
ACCRUED INTEREST		-	313,346	819,957	131,525
ACCOUNTS PAYABLE TRADE		4,610	162,965	195,438	-
DUE TO AFFILIATE		-	37,851,646	3,780,168	9,436,785
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,934,191	1,201,839	188,139
TENANT SECURITY DEPOSITS		-	-	91,864	-

TOTAL LIABILITIES	-	76,480	48,972,023	47,912,462	13,356,448

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	50,944	1,477,034	(30,430,681)	(18,026,611)	(9,406,103)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$50,944	$1,553,514	$18,541,342	$29,885,851	$3,950,345

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$599,843	$7,590,036	$10,725,068	$7,778,428	$434,470

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,006
RESTRICTED CASH	503,588	28,136	36	943	98,957
GOODWILL	-	-	-	-	-
CONTRACTS RECEIVABLE	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	602,724	-	-	8,528,902
PREPAID EXPENSES	435	114,837	382	361	-
DEPOSITS AND OTHER ASSETS	-	644,491	-	4,000	67,213
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	24,271	24,000	-	-

TOTAL ASSETS	$1,103,866	$9,004,571	$10,749,486	$7,783,807	$9,130,547

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$2,852,239	$3,900,000	$8,970,000	$-
ACCRUED PROPERTY TAXES	-	216,451	12,372	269,282	187,533
ACCRUED INTEREST	-	85,003	159,765	391,540	-
ACCOUNTS PAYABLE TRADE	143,480	41,486	6,951	23,074	10,129
DUE TO AFFILIATE	41,517,336	-	6,319,390	12,673,997	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	384,862	714,957	351,009	223	416,371
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	42,045,678	3,910,137	10,749,487	22,328,116	614,032

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(40,941,812)	5,094,433	-	(14,544,309)	8,516,515

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$1,103,866	$9,004,571	$10,749,486	$7,783,807	$9,130,547

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$77,864,282	$-	$-	$-

LAND	1,294,027	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	6,053,998	-	27,551,437	1,809,711	-
LESS: ACCUMULATED DEPRECIATION	(2,025,965)	-	(358,754)	(651)	-

NET RENTAL REAL ESTATE	5,322,060	-	29,728,283	5,273,459	-

CASH AND CASH EQUIVALENTS	12,160	159,767	256,627	12,928	-
RESTRICTED CASH	-	204,234	163,585	-	-
GOODWILL	-	-	-	-	-
CONTRACTS RECEIVABLE	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	96,052	2,876	2,944	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	102,498	3,074	22,013	1,242	-
DEPOSITS AND OTHER ASSETS	26,239	6,199	29,154	73,952	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	363,772	27,996	-	-

TOTAL ASSETS	$5,559,008	$78,604,205	$30,230,603	$5,361,581	$27,177,671

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$5,454,717	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED PROPERTY TAXES	150,024	-	436,441	37,610	-
ACCRUED INTEREST	221,569	316,755	1,496,424	375,455	-
ACCOUNTS PAYABLE TRADE	49,919	469,773	94,702	123,921	-
DUE TO AFFILIATE	2,574,152	8,126,540	7,927,723	4,954,144	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	451,469	3,271,402	1,510,634	492,826	-
TENANT SECURITY DEPOSITS	42,341	109,895	82,530	2,703	-

TOTAL LIABILITIES	8,944,191	79,088,045	34,448,215	11,575,823	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(3,385,183)	(483,840)	(4,217,612)	(6,214,242)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$5,559,008	$78,604,205	$30,230,603	$5,361,581	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2009
(Continued)
Unaudited – For Internal Use Only

	Sold/Sold Out Properties	Non-Filing Entities	Non Filing Entities Combined	Eliminations	Topsides	Total
ASSETS
REAL ESTATE INVENTORY	$-	$-	$122,529,508	$7,770,055	$-	$259,350,530

LAND	-	-	71,198,168			88,501,320
BUILDING IMPROVEMENTS	-	-	439,168,262			496,021,724
LESS: ACCUMULATED DEPRECIATION	-	-	(116,149,325)			(120,586,252)

NET RENTAL REAL ESTATE	-	-	394,217,106	-	-	463,936,792

CASH AND CASH EQUIVALENTS	-	562	444,519	(381,158)	788,397	11,924,080
RESTRICTED CASH	-	97,913	13,210,675		650	14,507,699
GOODWILL	-	-	-			2,692,343
CONTRACTS RECEIVABLE	-	-	-			-
ACCOUNTS RECEIVABLE BASE RENT	-	-	385,914	(4,303)		493,503
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	10,897	373,297	456,769	(375,127)	2,444,323
DUE FROM AFFILIATE	27,177,671	139,568,136	139,568,136	(712,310,040)		(0)
PREPAID EXPENSES	-	-	2,237,548	(25,719)	197,743	4,728,382
DEPOSITS AND OTHER ASSETS	-	11,865	1,175,300	(469,471)		8,006,168
INVESTMENTS IN SUBSIDIARIES	-	-	-	344,478,316		8,669,917
DEFERRED TAX ASSET	-	-	-		1,275,812	1,275,812
DEFERRED FINANCING EXPENSES	-	-	5,242,938			9,464,522

TOTAL ASSETS	$27,177,671	$139,689,373	$679,384,940	$(360,485,551)	$1,877,475	$787,494,070

LIABILITIES AND SHAREHOLDERS'DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$606,749,443			$945,813,037
ACCRUED PROPERTY TAXES	-	-	$1,696,517	169,480		$3,561,755
ACCRUED INTEREST	-	1,925,446	$8,117,526			$17,949,159
ACCOUNTS PAYABLE TRADE	-	947	$1,899,052	16		$4,400,757
DUE TO AFFILIATE	-	-	$86,137,317	(653,691,524)		$0
ACCOUNTS PAYABLE AND OTHER LIABILITIES	-	992,730	$13,598,942	(169,496)	1,877,524	$47,464,321
TENANT SECURITY DEPOSITS	-	83	$2,363,842			$2,693,175

TOTAL LIABILITIES	-	2,919,206	720,562,637	(653,691,524)	1,877,524	1,021,882,203

MINORITY INTEREST	-	-	-	17,536,249		17,536,249

SHAREHOLDERS' DEFICIT	27,177,671	136,770,167	(41,177,697)	275,669,724	(49)	(251,924,382)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$27,177,671	$139,689,373	$679,384,940	$(360,485,551)	$1,877,475	$787,494,070

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Two Months Ended February 28, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER	20,109	170,461

TOTAL REVENUE	20,109	170,461	-	-	-

EXPENSES:
COST OF SALES	-	-
PROPERTY OPERATIONS	-	-
DEPRECIATION	-	-
IMPAIRMENT CHARGES	-	-
GENERAL AND ADMINISTRATIVE	3,342,858	211,897

TOTAL EXPENSES	3,342,858	211,897	-	-	-

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	(1,806,284)	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-
INTEREST INCOME	36,418	-
INTEREST EXPENSE	(1,475,515)	-
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-
GAIN ON DEBT FORGIVENESS	-	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-

TOTAL OTHER INCOME AND EXPENSES	(3,245,381)	-	-	-	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(6,568,130)	$(41,436)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Two Months Ended February 28, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
REVENUE:
SALES	$-	$-	$-	$-	$-
RENTAL AND OTHER

TOTAL REVENUE	-	-	-	-	-

EXPENSES:
COST OF SALES
PROPERTY OPERATIONS
DEPRECIATION
IMPAIRMENT CHARGES
GENERAL AND ADMINISTRATIVE

TOTAL EXPENSES	-	-	-	-	-

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES
INTEREST INCOME
INTEREST EXPENSE
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT
GAIN ON DEBT FORGIVENESS	-	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE
LITIGATION, SETTLEMENTS AND OTHER CLAIMS

TOTAL OTHER INCOME AND EXPENSES	-	-	-	-	-

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Two Months Ended February 28, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
REVENUE:
SALES	$-	$89,900	$-	$-	$-
RENTAL AND OTHER		-	-	540,852	-

TOTAL REVENUE	-	89,900	-	540,852	-

EXPENSES:
COST OF SALES		84,166	-	-	-
PROPERTY OPERATIONS		26,793	19,753	328,374	42,344
DEPRECIATION		-	-	93,144	-
IMPAIRMENT CHARGES		-	-	-	-
GENERAL AND ADMINISTRATIVE		741	-	-	3,259

TOTAL EXPENSES	-	111,700	19,753	421,518	45,603

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES		-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES		-	-	-	-
INTEREST INCOME		-	-	-	-
INTEREST EXPENSE		-	(103,980)	(358,626)	(74,857)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT		-	-	-	-
GAIN ON DEBT FORGIVENESS	-	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE		-	-	-	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS		-	-	-	-

TOTAL OTHER INCOME AND EXPENSES	-	-	(103,980)	(358,626)	(74,857)

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$-	$(21,800)	$(123,733)	$(239,292)	$(120,460)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Two Months Ended February 28, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon, LLC	Tarragon Edgewater Associates, LLC	Orlando Central Park Tarragon, L.L.C.
REVENUE:
SALES	$18,560,400	$-	$-	$-	$102,888	$-
RENTAL AND OTHER	-	-		5,709	-	87,903

TOTAL REVENUE	18,560,400	-	-	5,709	102,888	87,903

EXPENSES:
COST OF SALES	16,953,385	-		-	93,014	-
PROPERTY OPERATIONS	113,412	83,637		38,787	(133,004)	118,890
DEPRECIATION	-	-		-	-	29,162
IMPAIRMENT CHARGES	-	-		-	-	-
GENERAL AND ADMINISTRATIVE	46,426	1,560		-	1,172	-

TOTAL EXPENSES	17,113,222	85,197	-	38,787	(38,819)	148,052

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	-	-		-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-		-	-	-
INTEREST INCOME	-	-		-	-	-
INTEREST EXPENSE	43,634	(62,181)		(366,898)	-	(93,942)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-		-	-	-
GAIN ON DEBT FORGIVENESS	613,681	-	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-		-	-	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-		-	-	-

TOTAL OTHER INCOME AND EXPENSES	657,315	(62,181)	-	(366,898)	-	(93,942)

DISCONTINUED OPERATIONS	-	-	-	-	-	-

NET INCOME (LOSS)	$2,104,492	$(147,378)	$-	$(399,976)	$141,706	$(154,091)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Two Months Ended February 28, 2009
(Continued)
Unaudited - For Internal Use Only

	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Sold/Sold Out Properties	Non-Filing Entities
REVENUE:
SALES	$-	$-	$-	$-	$361,990
RENTAL AND OTHER	-	477,944	26,631	32,232	12,574,387

TOTAL REVENUE	-	477,944	26,631	32,232	12,936,377

EXPENSES:
COST OF SALES	-	-	-	-	361,990
PROPERTY OPERATIONS	105,488	193,088	17,185	126,876	7,049,226
DEPRECIATION	-	120,810	398	-	2,192,859
IMPAIRMENT CHARGES	-	-	-	-	-
GENERAL AND ADMINISTRATIVE	-	-	-	349	316,261

TOTAL EXPENSES	105,488	313,898	17,583	127,225	9,920,337

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	-	-	-	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	-	-	-	-	-
INTEREST INCOME	-	-	-	-	-
INTEREST EXPENSE	(372,112)	(314,172)	(79,218)	(11,117)	(6,449,043)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	-	-	-	(123,888)	-
GAIN ON DEBT FORGIVENESS	-	-	-	-	-
GAIN (LOSS) ON SALE OF REAL ESTATE	-	-	-	1,462,886	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-	-	-	-

TOTAL OTHER INCOME AND EXPENSES	(372,112)	(314,172)	(79,218)	1,327,881	(6,449,043)

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(477,600)	$(150,126)	$(70,170)	$1,232,888	$(3,433,003)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Two Months Ended February 28, 2009
(Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
REVENUE:
SALES	$361,990	$-	$-	$19,115,178
RENTAL AND OTHER	12,606,620	(158,868)	(21,481)	13,755,880

TOTAL REVENUE	12,968,610	(158,868)	(21,481)	32,871,057

EXPENSES:
COST OF SALES	361,990	-	-	17,492,555
PROPERTY OPERATIONS	7,176,102	-	(111,278)	8,019,570
DEPRECIATION	2,192,859	-	-	2,436,373
IMPAIRMENT CHARGES	-	-	-	-
GENERAL AND ADMINISTRATIVE	316,611	188,252	-	4,112,774

TOTAL EXPENSES	10,047,562	188,252	(111,278)	32,061,273

OTHER INCOME AND EXPENSES:
EQUITY IN LOSS OF SUBSIDIARIES	-	1,806,284	-	-
MINORITY INTEREST INCOME OF PARTNERSHIPS AND JOINT VENTURES	93,693	-	-	93,693
INTEREST INCOME	-	-	-	36,418
INTEREST EXPENSE	(6,460,160)	-	11,116	(9,706,910)
GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	(123,888)	-	123,888	-
GAIN ON DEBT FORGIVENESS	-	-	-	613,681
GAIN (LOSS) ON SALE OF REAL ESTATE	1,462,886	-	(1,462,886)	-
LITIGATION, SETTLEMENTS AND OTHER CLAIMS	-	-	-	-

TOTAL OTHER INCOME AND EXPENSES	(5,027,470)	1,806,284	(1,327,882)	(8,963,119)

DISCONTINUED OPERATIONS	-	-	1,238,085	1,238,085

NET INCOME (LOSS)	$(2,106,422)	$1,459,163	$1	$(6,915,249)

TARRAGON CORPORATION
CASH FLOW FOR FEBRUARY 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	1/31/09	Receipts	Disbursements	Disbursements	Transfers	2/28/09
Tarragon Corporation	10,931,829	3,095,234	(3,533,889)	(1,319,989)	1,107,371	10,280,556

Filing entities:
Rentals
Aldridge Apartments	9,434	247,193	-	-	-	256,627
Stonecrest Apartments	-	12,928	-	-	-	12,928
Orlando Central Park	-	31,992	(976)	-	(18,856)	12,160
Bermuda Island	47,486	316,576	(5,233)	-	-	358,830
800 Madison	56,599	106,155	(2,987)	-	-	159,767

Condo developments:
One Hudson Park	1,000	6	-	-	-	1,006
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	300	-	-	-	-	300
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities	11,423	1,418,081	(277,628)	-	(1,088,516)	63,360
Total Company	11,058,221	5,228,165	(3,820,713)	(1,319,989)	-	11,145,683

Topside entry - reclass negative cash accounts to liabilities						778,397
Cash Balance per Consolidating Balance Sheet						11,924,080

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended February 28, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2009			2/28/2009	1/31/2009			2/28/2009	1/31/09	2/28/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,795,017	$19,890	$-	$16,814,907	$(16,806,878)	$19,863	$41,806	$(16,828,821)	$(11,861)	$(13,914)
One Hudson Park	(8,599,644)	67,609	1,000	(8,533,035)	8,588,225	143,401	202,723	8,528,903	(11,419)	(4,132)
Orlando Central Park	2,549,602	30,321	39,292	2,540,631	(2,592,725)	50,900	32,327	(2,574,152)	(43,123)	(33,521)
Block 88-TRI	14,386,077	123,182	6,793	14,502,466	(14,388,004)	131,420	247,128	(14,503,712)	(1,927)	(1,246)
Twelve Oaks at Fenwick Plantation	(2,611,445)	2,103	52,186	(2,661,528)	2,523,939	90,536	41,028	2,573,447	(87,506)	(88,081)
Trio East	9,432,875	1,212	-	9,434,087	(9,435,573)	22	1,233	(9,436,784)	(2,698)	(2,697)
Trio West	43,560,954	127,790	2,158,970	41,529,774	(43,530,312)	2,656,739	643,763	(41,517,336)	30,642	12,438
Aldridge Apartments	7,949,155	21,653	14,397	7,956,411	(7,940,359)	28,610	15,974	(7,927,723)	8,796	28,688
Stonecrest Apartments	4,954,910	-	796	4,954,114	(4,954,940)	796	-	(4,954,144)	(30)	(30)
Central Square	12,633,106	44,703	3,932	12,673,877	(12,633,797)	5,786	45,985	(12,673,996)	(691)	(119)
Orion Towers	44,272,788	41,500	177	44,314,111	(44,272,788)	41,677	83,000	(44,314,111)	-	-
Bermuda Island	3,797,462	-	10,889	3,786,573	(3,791,057)	10,889	-	(3,780,168)	6,405	6,405
Central Park at Lee Vista	866,646	-	-	866,646	(892,891)	-	-	(892,891)	(26,245)	(26,245)
900 Monroe	7,993,674	4,217	-	7,997,891	(7,993,695)	8,481	12,689	(7,997,903)	(21)	(12)

Non Filing Entities
Home Finance Group LLC	-	-	-	-	-	-	-	-	-	-
Sold Property Expenses	(819,589)	25,167	25,738	(820,160)	819,589	25,738	25,167	820,160	-	-
Sage Residential	-	-	-	-	-	-	-	-	-	-
Mohegan Hill Office	68,620	-	68,620	-	(68,620)	68,620	-	-	-	-
275 Veterans	263,476	-	263,476	-	(263,476)	263,476	-	-	-	-
301 Route 17 (aka Meadows)	3,307	-	-	3,307	-	-	-	-	3,307	3,307
Ansonia	40,403,660	6,355,586	3,530,962	43,228,284	(40,417,278)	3,465,061	6,289,685	(43,241,902)	(13,618)	(13,618)
Ansonia - Consolidations	(11,143,776)	-	-	(11,143,776)	11,143,776	-	-	11,143,776	-	-
Sold Property Expenses For Sale Props	1,105,459	473	10,964	1,094,968	(1,105,459)	10,964	473	(1,094,968)	-	-
Sold Property Expenses Cont Ops	41,101	203	-	41,304	(41,101)	-	203	(41,304)	-	-
Texas National Construction	(129,284)	129,284	-	-	129,284	-	129,284	-	-	-
390 Capitol Ave.	5,096,085	3,631	848	5,098,868	(5,100,052)	5,580	5,481	(5,099,953)	(3,967)	(1,085)
Forest Park Apartments	(716,190)	-	-	(716,190)	716,190	-	-	716,190	-	-
100 East Las Olas	3,722,917	-	-	3,722,917	(3,722,917)	-	-	3,722,917	-	-
Uptown Village - Commercial	631,015	2,502	-	633,517	(631,015)	13	2,515	(633,517)	-	-
Uptown Village - For Sale	8,945,038	40,879	-	8,985,917	(8,945,319)	582	41,180	(8,985,917)	(281)	-
Mirabella	18,446,959	56,750	129,851	18,373,858	(18,431,924)	155,243	91,272	(18,367,954)	15,034	5,904
Belle Park	2,685,546	-	-	2,685,546	(2,655,123)	-	-	(2,655,123)	30,423	30,423
Alta Mar	(5,550,959)	26,849	2,915	(5,527,025)	5,519,983	41,661	85,935	5,475,709	(30,976)	(51,316)
Cobblestone at Eagle Harbor	1,129,440	512,280	211,214	1,430,506	(1,092,330)	226,814	562,328	(1,427,844)	37,110	2,662

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended February 28, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2009			2/28/2009	1/31/2009			2/28/2009	1/31/09	2/28/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Vintage at the Grove	13,181,267	628,672	573,842	13,236,097	(13,427,301)	778,792	643,746	(13,292,255)	(246,034)	(56,158)
Kennesaw Farms	1,407,308	-	-	1,407,308	(1,407,308)	-	-	(1,407,308)	-	-
Tradition at Palm Aire	23,143,811	2,250	7,005	23,139,056	(23,143,778)	80,514	75,758	(23,139,022)	33	34
Venetian Bay Village	(1,996,375)	-	-	(1,996,375)	1,996,375	-	-	1,996,375	-	-
Alexandria Place	(312,375)	-	-	(312,375)	312,375	-	-	312,375	-	-
Alexandria Pointe	(10,269)	-	-	(10,269)	10,269	-	-	10,269	-	-
Southridge Pointe	(27,778)	-	-	(27,778)	27,778	-	-	27,778	-	-
Wekiva Crest	188,802	-	-	188,802	(188,802)	-	-	(188,802)	-	-
Woods of Southridge	4,932	-	-	4,932	(4,932)	-	-	(4,932)	-	-
Forest Ridge	(377,565)	-	-	(377,565)	377,565	-	-	377,565	-	-
Venetian Bay II	(584,137)	-	-	(584,137)	584,137	-	-	584,137	-	-
Merritt Stratford	2,210,617	-	-	2,210,617	(2,210,617)	-	-	(2,210,617)	-	-
Vista Grande	25,515,205	-	-	25,515,205	(25,515,205)	-	-	(25,515,205)	-	-
Vintage at the Parke	(124,244)	-	-	(124,244)	194,431	-	-	194,431	70,187	70,187
The Exchange	29,592,741	104,192	96,581	29,600,353	(29,580,978)	50,007	68,101	(29,599,072)	11,764	1,281
Villas at 7 Dwarfs	(5,733,156)	17,503	879	(5,716,532)	5,731,252	16,715	34,971	5,712,997	(1,903)	(3,535)
Deerwood	(2,142,570)	-	-	(2,142,570)	2,141,117	-	-	2,141,117	(1,453)	(1,453)
Lincoln Pointe	(67,142)	-	-	(67,142)	67,142	-	-	67,142	-	-
Villa Tuscany	(500,973)	-	-	(500,973)	500,973	-	-	500,973	-	-
Montreux at Deerwood Lake	(3,202,137)	-	-	(3,202,137)	3,205,481	-	-	3,205,481	3,344	3,344
The Yacht Club	(27,861,489)	-	-	(27,861,489)	27,861,539	-	-	27,861,539	50	50
Georgetown at Celebration	(18,185,449)	-	-	(18,185,449)	18,184,183	-	-	18,184,183	(1,266)	(1,266)
Vintage at Abacoa	(23,669,081)	-	-	(23,669,081)	23,438,359	-	-	23,438,359	(230,722)	(230,722)
1100 Adams	(7,555,557)	-	86	(7,555,643)	7,550,557	5,086	-	7,555,643	(5,000)	-
1118 Adams	4,769,284	86,779	252,233	4,603,830	(4,724,146)	230,233	64,779	(4,558,692)	45,138	45,138
1118 Adams Parking, Inc.	108,728	7,583	-	116,311	(109,516)	-	7,583	(117,099)	(788)	(788)
1118 Adams Parking - Eliminations	(192,763)	-	7,583	(200,346)	192,763	7,583	-	200,346	-	-
20 North Water Street	9,709,619	-	2,800	9,706,819	(9,709,619)	2,800	-	(9,706,819)	-	-
Southampton Pointe	(2,191,826)	-	-	(2,191,826)	2,165,594	-	-	2,165,594	(26,232)	(26,232)
Monterra at Bonita Springs	4,739,473	162	-	4,739,635	(4,739,544)	-	162	(4,739,706)	(71)	(71)
Brooks, The	(1,337,019)	1,337,081	-	62	1,337,081	-	1,337,081	-	62	62
200 Fountain Apartment Homes	603,260	-	-	603,260	(603,260)	-	-	(603,260)	-	-
Aventerra	692,894	873,270	1,470,027	96,137	(111,108)	193,622	178,652	(96,138)	581,786	(1)
Bayfront	(883,748)	-	-	(883,748)	883,519	-	-	883,519	(229)	(229)
River City Landing	2,167,195	-	-	2,167,195	(2,167,195)	-	-	(2,167,195)	-	-
Newport	(2,470)	-	-	(2,470)	0	-	-	0	(2,470)	(2,470)
Morningside	229,999	-	-	229,999	(231,935)	-	-	(231,935)	(1,936)	(1,936)
Fountainhead	(10,134,609)	-	-	(10,134,609)	10,130,007	-	-	10,130,007	(4,602)	(4,602)
Carlyle Towers	1,462,342	-	3,016	1,459,326	(1,462,870)	-	-	(1,462,870)	(528)	(3,544)
Courtyard at the Park	793,301	-	-	793,301	(796,694)	-	-	(796,694)	(3,393)	(3,393)
Cliffside Park	134,201	-	-	134,201	(134,201)	-	-	(134,201)	-	-
Vistas Observatory	(817,155)	817,155	-	-	817,155	-	817,155	-	-	-
Desert Winds/Silver Creek	(12,023,689)	-	-	(12,023,689)	12,017,074	-	-	12,017,074	(6,615)	(6,615)
Vintage at Legacy-Phase I	2,694,294	-	-	2,694,294	(2,694,294)	-	-	(2,694,294)	-	-
Meadowbrook	(2,897,829)	2,897,829	-	-	2,897,829	-	2,897,829	-	-	-
Acadian Place	(62)	-	-	(62)	0	-	-	-	(62)	(62)
Heather Hill	3,249,173	2,133	-	3,251,306	(3,249,173)	-	2,133	(3,251,306)	-	-
278 Main Street	(23,198)	-	-	(23,198)	23,198	-	-	23,198	-	-

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended February 28, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2009			2/28/2009	1/31/2009			2/28/2009	1/31/09	2/28/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Lofts at the Mills	403,328	-	-	403,328	(403,328)	-	-	(403,328)	-	-
Northwest O'Hare	(3,250,154)	3,250,154	-	-	3,250,154	-	3,250,154	-	-	-
1505 Highway 6	(364,977)	364,977	-	-	364,977	-	364,977	-	-	-
Madison at Park West	14,688	-	-	14,688	-	-	-		14,688	14,688
Mariner's Point	5,762,988	-	-	5,762,988	(5,762,988)	5,095	-	(5,757,893)	-	5,095
Rutherford - 290 Veterans	(106,494)	-	-	(106,494)	106,494	-	-	106,494	-	-
Block 99/102	(24,587,255)	22,000	2,774	(24,568,029)	24,578,479	11,050	22,000	24,567,529	(8,776)	(500)
Gables Floresta	(1,319,706)	-	-	(1,319,706)	1,301,624	-	-	1,301,624	(18,082)	(18,082)
Northgate	12,934,714	-	-	12,934,714	(12,934,714)	-	-	(12,934,714)	-	-
Promenade at Reflection Lakes	(119)	-	-	(119)	-	-	-	-	(119)	(119)
Ballantrae	1,984,988	-	-	1,984,988	(1,982,579)	-	-	(1,982,579)	2,409	2,409
Merritt 8 Corporate Park	(1,961,521)	-	-	(1,961,521)	1,974,842	-	-	1,974,842	13,321	13,321
Mohegan Hill	53,617,625	5,381	8,840	53,614,166	(53,619,151)	14,131	9,145	(53,614,166)	(1,527)	-
Mustang Creek	(461,136)	197,184	104,209	(368,161)	332,212	172,770	168,132	336,850	(128,924)	(31,311)
The Hamptons	(4,182,018)	-	12	(4,182,030)	4,182,018	12	-	4,182,030	-	-
Woodcreek - FL	(12,015,917)	207,986	218,391	(12,026,322)	11,979,200	226,010	209,731	11,995,479	(36,717)	(30,843)
Vintage at Plantation Bay	(1,042,489)	-	-	(1,042,489)	1,042,489	-	-	1,042,489	-	-
Oxford Place	(10,033,109)	-	371	(10,033,480)	10,070,071	371	-	10,070,442	36,962	36,962
Tuscany on the Intracoastal	(4,576,357)	-	-	(4,576,357)	4,567,431	-	-	4,567,431	(8,926)	(8,926)
WaterStreet at Celebration	(8,707,084)	-	-	(8,707,084)	8,698,713	-	-	8,698,713	(8,371)	(8,371)
Cason Estates	14,167,942	21,135	-	14,189,077	(14,190,343)	-	-	(14.190,343)	(22,401)	(1,266)
The Metropolitan	668,601	-	-	668,601	(668,362)	-	-	(668,362)	239	239
11 Mt Pleasant	14,651,728	10,250	13,835	14,648,143	(14,651,728)	86,848	83,263	(14,648,143)	-	-
33 Mt Pleasant	3,737,334	-	-	3,737,334	(3,737,334)	-	-	(3,737,334)	-	-
French Villa	(2,976,212)	153,716	25,167	(2,847,663)	2,845,266	44,962	38,610	2,851,618	(130,946)	3,955
Southern Elms	(1,343,345)	164,075	46,387	(1,225,657)	1,223,971	56,481	56,300	1,224,152	(119,374)	(1,505)
Palm Court	(1,996,630)	-	-	(1,996,630)	1,992,112	-	-	1,992,112	(4,518)	(4,518)
Park Dale Gardens	(1,699,459)	-	-	(1,699,459)	1,674,574	-	-	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,914,430)	18,108	-	(6,896,322)	6,897,468	-	-	6,897,468	(16,962)	1,146
Cross Creek	348,048	-	-	348,048	(349,448)	-	-	(349,448)	(1,400)	(1,400)
Kirklevington	849,667	-	-	849,667	(849,875)	-	-	(849,875)	(208)	(208)
Summit on the Lake	(2,674,439)	332,933	133,994	(2,475,499)	2,466,417	138,105	124,929	2,479,593	(208,021)	4,094
Regent, The	(1,857,885)	-	-	(1,857,885)	1,856,036	-	-	1,856,036	(1,849)	(1,849)
Forest Oaks - KY	422,123	-	-	422,123	(422,735)	-	-	(422,735)	(612)	(612)
Martin's Landing	(909,423)	-	-	(909,423)	908,534	-	-	908,534	(889)	(889)
Warwick Grove	3,024,811	-	-	3,024,811	(3,024,811)	-	-	(3,024,811)	-	-
Bishops Court	(12,122,173)	10,201	-	(12,111,972)	12,137,843	-	10,201	12,127,642	15,670	15,670
Harbor Green	(8,194,288)	44,352	2,620	(8,152,556)	8,173,226	419,670	458,574	8,134,322	(21,062)	(18,234)
Vintage at Madison Crossing	512,712	-	-	512,712	(512,712)	-	-	(512,712)	-	-
Knightsbridge at Stoneybrook	964,957	-	-	964,957	(961,255)	-	-	(961,255)	3,702	3,702
The Bordeaux	109,479	-	-	109,479	(159,224)	-	-	(159,224)	(49,745)	(49,745)
5600 Collins	(214,775)	-	-	(214,775)	222,285	-	-	222,285	7,510	7,510
Block 102 (Comm Ctr)	3,098,928	-	-	3,098,928	(3,098,928)	-	-	(3,098,928)	-	-
Block 106	9,087,067	9,319	-	9,096,386	(9,100,000)	26,767	23,152	(9,096,385)	(12,933)	1
Block 114	1,550,384	49,672	-	1,600,056	(1,558,469)	49,696	98,835	(1,607,608)	(8,085)	(7,552)
Block 104	(643,139)	63,399	-	(579,740)	643,139	62,682	126,081	579,740	-	-
Block 144	4,312,354	1,980	-	4,314,334	(4,312,354)	3,991	5,971	(4,314,334)	-	-
Block 112(MWH)	11,785,747	5,801	-	11,791,548	(11,786,800)	10,616	15,364	(11,791,548)	(1,053)	-

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended February 28, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2009			2/28/2009	1/31/2009			2/28/2009	1/31/09	2/28/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Block 103	918,114	-	-	918,114	(918,114)	-	-	(918,114)	-	-
Hoboken Cinema	1,490,337	-	-	1,490,337	(1,490,337)	-	-	(1,490,337)	-	-
Autumn Ridge	(4,065,433)	85,513	113,384	(4,093,304)	4,059,191	113,325	85,514	4,087,002	(6,242)	(6,302)
Dogwood Hills	(1,869,814)	64,941	77,627	(1,882,500)	1,856,232	77,021	61,822	1,871,431	(13,582)	(11,069)
Groton Towers	(4,331,582)	129,699	172,677	(4,374,560)	4,331,028	169,827	128,773	4,372,082	(554)	(2,478)
Gull Harbor	(1,566,993)	35,480	49,734	(1,581,247)	1,555,225	54,755	47,360	1,562,620	(11,768)	(18,627)
Hamden Center	(2,625,714)	222,209	106,685	(2,510,190)	2,480,708	104,036	73,213	2,511,531	(145,006)	1,341
Lakeview	(2,543,111)	71,744	109,131	(2,580,498)	2,527,085	109,687	72,303	2,564,469	(16,026)	(16,029)
Nutmeg Woods	(10,903,580)	410,850	517,792	(11,010,523)	10,915,626	520,194	413,400	11,022,420	12,045	11,897
Ocean Beach	(11,959,569)	422,294	711,150	(12,248,425)	12,150,715	519,099	412,640	12,257,174	191,146	8,749
Parkview	(5,411,149)	171,962	231,322	(5,470,509)	5,445,084	232,.529	173,120	5,504,493	33,935	33,984
Sagamore	(3,409,401)	183,051	268,917	(3,495,267)	3,410,860	267,020	183,530	3,494,350	1,459	(917)
Woodcliff	(18,598,835)	517,575	744,128	(18,825,389)	18,611,389	745,760	519,707	18,837,442	12,553	12,053
200 Fountain	2,717,843	162,643	255,563	2,624,923	(2,704,228)	254,430	163,239	(2,613,037)	13,615	11,886
278 Main	678,549	98,210	152,735	624,024	(652,276)	148,735	101,685	(605,226)	26,273	18,798
Club at Danforth	(10,574,289)	342,297	393,510	(10,625,502)	10,657,795	393,719	342,932	10,708,581	83,505	83,079
Forest Park	(3,688,026)	154,713	221,200	(3,754,513)	3,679,647	219,359	154,984	3,744,022	(8,379)	(10,491)
Heather Hill	(24,663,827)	502,075	630,315	(24,792,067)	24,736,880	630,483	496,973	24,870,390	73,053	78,323
Liberty Building	(5,674,070)	163,780	236,941	(5,747,231)	5,542,343	237,773	165,427	5,614,689	(131,727)	(132,542)
Links at Georgetown	(8,166,427)	374,265	558,043	(8,350,205)	8,409,207	488,931	375,766	8,522,372	242,780	172,167
Lofts at the Mills	4,706,701	404,344	588,613	4,522,432	(4,697,025)	591,208	408,347	(4,514,164)	9,676	8,268
River CIty	(6,302,453)	372,647	369,468	(6,299,274)	6,277,181	354,866	325,935	6,306,112	(25,272)	6,838
Villa Tuscany	(16,135,465)	52,806	-	(16,082,659)	15,972,034	-	-	15,972,034	(163,431)	(110,625)
Vintage at Legacy	(3,010,191)	257,810	370,413	(3,122,794)	2,994,735	693,557	550,300	3,137,992	(15,456)	15,198
Vintage at Madison	(3,099,401)	172,409	217,133	(3,144,125)	3,103,463	216,895	171,259	3,149,099	4,062	4,974
Vintage at the Parke	(3,550,627)	257,324	459,140	(3,752,443)	3,481,372	315,858	257,423	3,539,807	(69,255)	(212,636)
Vintage at Plantation	(8,310,362)	290,158	327,579	(8,347,783)	8,379,808	329,451	289,842	8,419,417	69,446	71,634
Lakeview Mall	2,040,314	-	-	2,040,314	(2,039,025)	-	-	(2,039,025)	1,289	1,289
University Center	(349,376)	-	-	(349,376)	348,593	-	-	348,593	(783)	(783)
Mariner Plaza	(4,263,953)	-	-	(4,263,953)	4,260,662	-	-	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,474,166)	144,213	-	(4,329,953)	4,361,852	-	-	4,361,852	(112,314)	31,899
Northside Mall	(1,320,723)	1,320,723	-	-	1,320,723	-	1,320,723	-	-	-
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	-	-	(4,303,241)	4,303,241	-	-	4,303,241	-	-
M. Barakat Note Receivable	-	-	-	-	-	-	-	-	-	-
Cochonour Note Receivable	-	-	-	-	-	-	-	-	-	-
Best Cleaners Note Receivable	-	-	-	-	-	-	-	-	-	-
Schwartz	-	-	-	-	-	-	-	-	-	-
Villa Maria	-	-	-	-	-	-	-	-	-	-
Denoto - Milwaukee	-	-	-	-	-	-	-	-	-	-
K-MART Friarbault	-	-	-	-	-	-	-	-	-	-
Pioneer Office Building	-	-	-	-	-	-	-	-	-	-
Shope	-	-	-	-	-	-	-	-	-	-
Josh Michaely	-	-	-	-	-	-	-	-	-	-
Park Norton Note Receivable	-	-	-	-	-	-	-	-	-	-
Midland Plaza Note Receivable	-	-	-	-	-	-	-	-	-	-
Bravo Strategic Marketing NR	-	-	-	-	-	-	-	-	-	-
English Village NR	-	-	-	-	-	-	-	-	-	-
Forest Park NR	-	-	-	-	-	-	-	-	-	-
Ginsburg NR	-	-	-	-	-	-	-	-	-	-
Mission Trace NR	-	-	-	-	-	-	-	-	-	-
AUG Entertainment Gr NR	-	-	-	-	-	-	-	-	-	-
Towne Centre NR	-	-	-	-	-	-	-	-	-	-
DR Horton NR	-	-	-	-	-	-	-	-	-	-
	93,143,542	26,730,751	17,386,872	102,487,421	(93,757,261)	17,935,999	27,090,765	(102,912,027)	(613,719)	(424,606)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
February 28, 2009
GL Acct # 13383

	Bank Balance 02/28/09		2,648,992.30
	Add: Reconciling Items		0.00
	Less: O/S Checks/Wires/Achs		0.00
	Less: Check charges		0.00
	Add: Void checks		0.00
	Less: Misc Diff		0.00
	Book Balance 02/28/09		2,648,992.30

DATE	Outstanding Checks:	CK#	Amount

		Total	0.00

Reconciling Items:
	Pac West Disbursements		0.00

		Total	0.00

TARRAGON CORPORATION
Fund Level
For the Month Ended February 28, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

1-0001-13383-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 02/01/09				3,155,340.83
	JRNL00074113	02/09/09	EC	REC SIGNATURE MASTER TRF 02/09	02/25/09		240,747.85
	JRNL00074113	02/09/09	EC	REC SIGNATURE MASTER DEP 02/09	02/25/09	126,684.72
	JRNL00074119	02/10/09	EC	REC SIGNATURE MASTER DEP 02/10	02/25/09	54,266.53
	JRNL00074120	02/11/09	EC	REC SIGNATURE MASTER DEP 02/11	02/25/09	49,989.06
	JRNL00074119	02/10/09	EC	REC SIGNATURE MASTER TRF 02/10	02/25/09		760,283.26
	JRNL00074110	02/05/09	EC	REC SIGNATURE MASTER DEP 02/05	02/25/09	107,055.11
	JRNL00074105	02/04/09	EC	REC SIGNATURE MASTER TRF 02/04	02/25/09		677,411.35
	JRNL00074110	02/05/09	EC	REC SIGNATURE MASTER TRF 02/05	02/25/09		18.14
	JRNL00074111	02/06/09	EC	REC SIGNATURE MASTER TRF 02/06	02/25/09		53,835.70
	JRNL00074111	02/06/09	EC	REC SIGNATURE MASTER DEP 02/06	02/25/09	99,785.78
	JRNL00074120	02/11/09	EC	REC SIGNATURE MASTER TRF 02/11	02/25/09		171,027.52
	JRNL00074144	02/20/09	EC	REC SIGNATURE MASTER DEP 02/20	02/25/09	23,663.11
	JRNL00074143	02/19/09	EC	REC SIGNATURE MASTER TRF 02/19	02/25/09		51,626.84
	JRNL00074144	02/20/09	EC	REC SIGNATURE MASTER TRF 02/20	02/25/09		20,499.55
	JRNL00074145	02/23/09	EC	REC SIGNATURE MASTER TRF 02/23	02/25/09		29,036.49
	JRNL00074145	02/23/09	EC	REC SIGNATURE MASTER DEP 02/23	02/25/09	13,120.96
	JRNL00074121	02/12/09	EC	REC SIGNATURE MASTER TRF 02/12	02/25/09		22,451.07
	JRNL00074121	02/12/09	EC	REC SIGNATURE MASTER DEP 02/12	02/25/09	28,485.84
	JRNL00074141	02/17/09	EC	REC SIGNATURE MASTER DEP 02/17	02/25/09	23,365.50
	JRNL00074143	02/19/09	EC	REC SIGNATURE MASTER DEP 02/19	02/25/09	3,677.37
	JRNL00074141	02/17/09	EC	REC SIGNATURE MASTER TRF 02/17	02/25/09		18,533.46
	JRNL00074105	02/04/09	EC	REC SIGNATURE MASTER DEP 02/04	02/25/09	98,922.50
	JRNL00074168	02/24/09	EC	REC SIGNATURE MASTER DEP 02/24	02/25/09	14,253.30
	JRNL00074148	02/18/09	EC	REC SIGNATURE MASTER TRF 02/18	02/25/09		634,392.45
	JRNL00074168	02/24/09	EC	REC SIGNATURE MASTER TRF 02/24	02/25/09		133,266.04
	JRNL00074169	02/25/09	EC	REC SIGNATURE MASTER TRF 02/25	02/25/09		65,938.77
	JRNL00074169	02/25/09	EC	REC SIGNATURE MASTER DEP 2/25	02/25/09	234,333.89
	JRNL00074078	02/02/09	EC	REC SIGNATURE MASTER TRF 02/02	02/25/09		3,428.10
	JRNL00074078	02/02/09	EC	REC SIGNATURE MASTER DEP 02/02	02/25/09	386,115.36
	JRNL00074147	02/13/09	EC	REC SIGNATURE MASTER DEP 02/13	02/25/09	134,769.17
	JRNL00074148	02/18/09	EC	REC SIGNATURE MASTER DEP 02/18	02/25/09	36,594.97
	JRNL00074147	02/13/09	EC	REC SIGNATURE MASTER TRF 02/13	02/25/09		7,836.42
	JRNL00074170	02/26/09	EC	REC SIGNATURE MASTER DEP 02/26	02/25/09	86,229.16
	JRNL00074280		EC	TMI AP DISB - TTL TMI - Signature	02/25/09		393,541.87
	JRNL00074277		EC	Rec returned checks	02/25/09	75.00
	JRNL00074284		EC	REC PAC WEST DISBURSEMENTS FUNDED - Sign	02/25/09		361,126.87
	JRNL00074103	02/03/09	EC	REC SIGNATURE MASTER TRF 02/03	02/25/09		3,600.00
	JRNL00074103	02/03/09	EC	REC SIGNATURE MASTER DEP 02/03	02/25/09	240,164.11
	JRNL00074173	02/26/09	EC	XFER TO SIG MASTER TO COVER SHORTFALL	02/25/09	150,000.00
	JRNL00074170	02/26/09	EC	REC SIGNATURE MASTER TRF 02/26	02/25/09		7,348.32
	JRNL00074206	Feb 09	EC	REC SIGNATURE MASTER HB DISB	02/25/09		728,781.96
	JRNL00074264	02/27/09	EC	REC SIGNATURE MASTER TRF 02/27	02/25/09		375,120.19
	JRNL00074264	02/27/09	EC	REC SIGNATURE MASTER DEP 2/27	02/25/09	2,341,952.25

1-0001-13383-99	Total TRI Inv Div Fund Level TRI Fund Level	4,253,503.69	4,759,852.22	2,648,992.30

1-0001-13383-99	Total	4,253,503.69	4,759,852.22	2,648,992.30